218

PAGE 1
     EXHIBIT 23.1 SCANA CORPORATION  INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement No. 33-49333 on Form S-8, Registration Statement No. 333-18149 on Form S-3, Registration Statement No. 333-18973 on Form S-8, Registration Statement No. 333-44885 on Form S-8 and Registration Statement No. 333-65105 on Form S-3 of our report dated February 8, 1999 appearing in this Annual Report on Form 10-K of SCANA Corporation for the year ended December 31, 1998.


s/Deloitte & Touche LLP
DELOITTE & TOUCHE LLP
Columbia,  South  Carolina
March 15, 1999

                                                        Exhibit 23.2


                      SOUTH CAROLINA ELECTRIC & GAS COMPANY





INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 33-57955 of South Carolina Electric & Gas Company on Form S-3 of our report dated February 8, 1999 appearing in this Annual Report on Form 10-K of South Carolina Electric & Gas Company for the year ended December 31, 1998.






s/Deloitte & Touche LLP
DELOITTE & TOUCHE LLP
Columbia, South Carolina
March 15, 1999